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                                                             ARTHUR ANDERSEN



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-36203 for Hartford Life Insurance Company Separate Account Five on Form S-6.



                                                      /s/ Arthur Andersen LLP

Hartford, Connecticut
April 8, 2002